UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                JANUARY 31, 2006


                                  NELNET, INC.
                    (Exact name of registrant as specified in its charter)


           NEBRASKA                    001-31924               84-0748903
--------------------------------  ------------------     ---------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)

                121 SOUTH 13TH STREET
                   SUITE 201
               LINCOLN, NEBRASKA                                 68508
  ---------------------------------------------------        --------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      Item 2.02. Results of Operations and Financial Condition.

               On January 31, 2006, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended December 31, 2005, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2006

                                       NELNET, INC.


                                       By:    /s/ TERRY J. HEIMES
                                           -------------------------------------
                                           Name:    Terry J. Heimes
                                           Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description

   99.1 Press Release dated January 31, 2006 - "Nelnet reports net student loan assets up 51 percent to more than $20 billion in 2005"

   99.2        Additional Information Available on the Registrant's Website